Exhibit 10.13

                          ELEPHANT & CASTLE GROUP, INC.
                             Revised Lease Abstract


1.       PROJECT:         White Avenue, Edmonton, Canada

2.       TENANT:          Elephant & Castle Group, Inc.

3.       STORE AREA:      6133 s.f.

4.       TRADE NAME:      Rainforest Cafe

5.       USE:             For the operation of a traditional Elephant &
                          Castle pub restaurant.

6.       TERM:            15 years

7.       TERM START
         DATE:            October 1, 1997

8.       TERM EXPIRY
         DATE:            September 30, 2012

9.       EXTENSION        First Extension Term:  5 years
         PERIODS:         Second Extension Term:  5 years

10.      GROSS RENT:      Can $71,508 increased to Can $112,676

11.      PERCENTAGE       6.85% of Gross Revenue, less Annual Minimum Rent
         RENT:


12.      PREPAID RENT:    Can. $20,000

13.      SECURITY
         DEPOSIT:         Nil

14.      ADDITIONAL       Occupancy costs plus various other taxes
         COSTS:           defined in the Lease.

15.      INDUCEMENTS:     Can. $86.660 paid to Lessee.
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16.      LANDLORD         366575 Alberta Ltd.
         ADDRESS:         10835-107 Avenue
                          Edmonton, Alberta
                          Canada

17.      GUARANTOR:       None

18.      PROPERTY         366575 Ltd.
         MANAGER: